Familymeds Group, Inc.
NASDAQ: FMRX

 Ed Mercadante, R.Ph.
Chairman and Chief Executive Officer

860.676.1222  x112
mercadante@familymeds.com

Forward Looking Statements

Certain oral statements made by management of Familymeds Group, Inc. from time to time, including those contained in this presentation and the oral presentation that accompanies it, that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, are statements regarding the intent, belief or current expectations, estimates or projections of Familymeds, its directors or its officers about Familymeds and the industry in which it operates, and include among other items, statements regarding (a) Familymeds’s strategies regarding growth and business expansion, including its strategy of building an integrated specialty drug distribution platform with multiple sales channels, opening new
Worksite locations and acquiring third-party pharmacies, (b) its financing plans, (c) trends affecting its financial condition or results of operations; and (d) its ability to continue to control costs and to meet its liquidity and other financing needs.
Although Familymeds believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When used in this report, the words “expects,” “anticipates,” “intends,” “plans,”
“believes,” “seeks,” “estimates,” and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (i) management’s ability to implement its growth and business strategies, (ii) management’s ability to locate and acquire suitable acquisition candidates; (iii) management’s ability to negotiate and open new Worksite pharmacies, (iv) management’s ability to manage the company’s growth, (v) changes in the regulatory and general economic environment related to the health care and pharmaceutical industries, including possible changes in reimbursement for healthcare products and in manufacturers’ pricing or distribution policies; (vi) conditions in the capital markets, including the interest rate environment and the availability of capital; (vii) changes in the competitive marketplace that could affect Familymeds’s revenue and/or cost bases, such as increased competition, lack of qualified marketing, management or other personnel, and increased labor and inventory costs; and (viii) changes regarding the availability and pricing of the products which Familymeds distributes, as well as the loss of one or more key suppliers for which alternative sources may not be available.  Further information relating to factors that could cause actual results to differ from those anticipated is included under the heading Risk Factors in Familymeds’s Form 10-K for the year ended
December 31, 2005 filed with the U.S. Securities and Exchange Commission. Familymeds disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

Chronically Ill

Patients With

Acute Needs

Large Employee

and

Retiree Population

Physicians, Clinics

and Other

Specialty Providers

FamilyMeds Clinic

and

Arrow Apothecary

Pharmacies

Employer

Sponsored

Worksite

Pharmacies

Medical Supply

Hospital Clinics

and

Medical Campuses

83 locations
14 States

Fortune 500

Companies with

Large Single Site

Population of

Employees

(2 locations)

Small to Mid-size

Medical and

Healthcare

Provider Locations

Oral & Specialty Pharmaceuticals

HomeCare & Medical Care Specialty Products

Target

Customer

Product
Focus

Targeted
Location

Strategy

Integrated Specialty Pharmacy Delivery & Strategy

Why a Targeted Location Strategy?

Our increased focus to health insurers and employers to reduce healthcare costs and improve outcomes

Reliable Refill program anticipates patient prescription refill needs.

We are connected via e-prescribing to reduce errors and improve patient services.

Growing consumer preference toward point-of-care prescription service together with physician services

Our pharmacists and teams collaborate with MDs and hospitals to optimize Rx care and follow up.

Low cost solution emphasizes convenience and better patient care

Through our pharmacy technology platform we have automated and work flow optimized pharmacies to reduce costs and improve quality .

Superior business economics for point-of-care and employer-based pharmacies.  Our Worksite PharmaciesSM :

Eliminate costly administration.

Improve employee experience.

Reduce costs via direct pharma contracts and higher generic dispensing.

State	Physician/Healthcare Affiliation	# of Pharmacies
FL:	Physician Associates of Florida	5
	Family Care Partners	1
	Oviedo Orthopedics	
	Interlocken Pediatrics	
MD:	Calvert Memorial Hospital	1
	Calvert Internal Medicine	
OK:	Warren Clinic	2
	Primary Care Partners	1
	St. Anthony Hospital	1
NY:	Community Care Physicians	5
	Westchester Medical Group	1
	Latham Medical Group	1
PA:	Hahnemann Hospital	1
CT:	Hartford Hospital	1
	St. Francis Hospital & Medical Center	2
	UCONN Health Partners	1
	Prohealth Physicians	1
	Grove Hill Medical Center	1
	Manchester Medical Associates	1
	St. Vincent's Hospital	1
MA:	Valley Medical Group	2

Pharmacy Services for Specialty Care

National Leader in Pharmacies at “Point of Care”

A Sample of our Hospital/Medical Office Building Affiliated Pharmacies:

Worksite PharmacySM Benefits

Key Benefits to Employers

Cost savings on Rx

Enhanced benefits

Improved health

Target Company Profile

2,000+ employees at single location

History of innovative health and wellness programs

Existence of other on-site providers

Paths to Market

Relationships with HR/Benefits consultants

Partnerships with providers of on-site medical care

Direct communications to employers

Contiguous geography

Vertical industries

Comparative Worksite PharmacySM  Economics after 1 Year

                                                                                                                      Q2 2005                          Q1 2006                           Q2 2006

Rx Dispensed:                                                            17,175                                 20,940                                                    21,457

Year-to-Year Growth:  24.9%

Quarter-to-Quarter Growth:  2.5%

Rx Revenue:                                                                   $649K                                   $796K                                  $893K

Year-to-Year Growth = 37.5%

Quarter-to-Quarter Growth = 12.2%

Front Store Revenue:$207K                                     $235K                                   $247K

Year-to-Year Growth = 18.8%

Quarter-to-Quarter Growth = 4.9%

0-17 yrs.
8%
18-34 yrs.
10%
35-49 yrs.
22%
50-64 yrs.
28%
65+ yrs.
32%

Pharmacy Services for Specialty Care

Patient Demographics by Age Group

Percentage of RX Utilization

Majority of
patients with
chronic/acute
needs

Cardiovascular
21%
Mental Health
19%
Other
14%
Pain Oncology
12%
Blood
3%
Respiratory
4%
Gastrointestinal
5%
Diabetic
5%
Endocrine
7%
Infectious
Disease
10%

Pharmacy Services for Specialty Care

Core Business by Therapeutic Category

Percentage of RX Revenue

Payer	Q1 2006 Gen %	Q2 2006 Gen %
Medicare D	55.9%	56.3%
Medicaid	58.1%	58.8%
Third Party	58.6%	58.9%
Cash	70.9%	71.5%
Total	59.2%	59.4%

Pharmacy Services for Specialty Care

Generic Utilization by Payer Type

2006	
	Revenue	***EBITDA %***
Quartile 1	$5,400	*5.3%*
Quartile 2	$3,100	*3.1%*
Quartile 3	$2,300	*4.8%*
Quartile 4	$1,600	*1.3%*

Pharmacy Services for Specialty Care

Average Annualized Unit Economics

Annual Revenue / Unit              $3 Million

Gross margin / Unit                        $   630K

                    Gross Margin %                  20.3%

OpEx / Unit                                                       $   490K

                    OpEx %                                                15.8%

EBITDA / Unit                                              $   140K

                    EBITDA %                                          4.5%

Note: 94% of Revenue is Rx Prescription

Amounts in 000’s, except percentages

Approx. Avg. Oral Rx Price / Rx                                $     63.50

Approx. Avg. Specialty Rx Price / Rx               $   180.00

Approx. Avg. Sales / Sq. Ft.                                             $1,660/Ft

Comp organic revenue Growth                                  9% - 10%

Real Estate Profile Average and Advantage

Average Size of Site

Apothecary                                                            2,423 sf.

Medical Office Building                      1,161 sf.

Consolidated                                                       1,802 sf.

Base Lease Occupancy

Apothecary                              $17.68 per sf.

M.O.B.                                               $22.71 per sf.

Total Gross Occupancy Costs

Apothecary                              2.64% of Revenue

M.O.B.                                               2.18% of Revenue

Approximate Cost to Open New Pharmacy = $350k/Pharmacy

CapEx = $100k

Inventory = $150k

Working Capital = $100k

Cost to Acquire our Type of Pharmacy = $500k - $700k

More than 1,000 Sites for Possible Acquisition

More than 4,000 Sites for Possible New Pharmacy Expansion

2006 Sales Objectives

Top-line organic growth

Up-sell pharmaceuticals to physicians in current pharmacy
locations and through Medical Supply Business

Super-charge sales referrals from physicians in specialty Rx and through institutional sectors for Rx sales

Increasing comparative same location sales

Pharmacy-focused growth

Point-of-sale: Near leading medical institutions and hospitals

Worksite Pharmacies: Large employer-sponsored locations

Improve financial performance, operational integration and
growth through:

25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
Revenue Dollars

Pharmacy Services for Specialty Care

2006 Monthly Sales Trend

$16.2M

$17.4M

$22.5M

$18.4M

$19.0M

2Q06 comparative same store sales increased 9.5% YOY

January
(4 weeks)

February

(4 weeks)

April

(4 weeks)

May

(4 weeks)

March
(5 weeks)

June

(5 weeks)

$23.3M

Core Pharmacy Revenue
Technology Driven: E-prescribing

Familymeds is a founding
member of Surescripts, the
e-prescribing network.

Familymeds is currently a
100% fully connected chain.

E-prescribing simplifies
prescription writing and the refill
authorization process.

E-prescribing increases medical
disbursement accuracy.

Repeat Pharmacy Revenue
Technology Driven:  Pharmacy Services

Voice Outreach “Silverlink” Telephony

Auto Refill

Reliable Refill

Familymeds

FamilymedsExpress

It's Easy!

1. Touch the screen and you're immediately connected to the pharmacy
2. Pick up the phone to speak privately with our staff
3. Scan new prescriptions or refills to our pharmacy
4. Pick up at the store of your choice, or choose FREE delivery

Pharmacy Services for Specialty Care

Incremental Pharmacy Revenue
Technology Driven: Kiosks

Familymeds

familymeds.com: personal health, nutrition, home medical and diabetic supply store - Microsoft Internet Explorer
http://www.familymeds.com/familymeds/
Familymeds
1-888-787-2800
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Familymeds bills Medicare directly!
Find out more!
FamilyMeds accepts ALL Medicare Part-D Plans
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Pharmacy Services for Specialty Care

Incremental Non-Rx Revenue
Technology Driven: E-commerce

Technology Driven Patient Services

Improves Revenue;  Reduces Overall Costs

Kiosk

E-prescribing

E-commerce

Pharmacy Services

Patient

Focus on Profitability

Increase Gross Margin to 20% Target

Bundle products: pharmaceuticals bundled with home care products

Yield higher gross margins of 30%+

Familymeds Formulary emphasizes generic drugs utilization

Yield higher gross margins of approximately 50%

Dramatic market shift towards generics 2006 to 2007

Chronic/acute patients: compounded and infusion medications

Yield higher gross margins of 50%+

Expense Control

Improve SG&A model while maintaining optimal sales structure

Low cost pharmacy model

Average pharmacy size is 1800 sq. ft.  with low occupancy expenses

Location/proximity strategy

Close proximity to physicians drives down operating/marketing expenses

Recent Scorecard

2005

Divested “non core” lower margin legacy wholesale distribution business

Integrated DrugMax distribution facility with pharmacy operations

Completed refinancing and recapitalization to improve financial position

2006

Strong organic sales growth momentum and improving gross margin trend

1H06 net revenues up 12% sequentially over 2H05

19.5% gross margin for 1H06

Operating expense controls to result in 10% expense reduction in 2H06

Substantially improved balance sheet and capital structure

Reduced total debt by $13 million through early retirement of $23 million in outstanding debt

2 pharmacies opened + 1 planned; strong locations expansion pipeline

Familymeds

	2005				2006			
	Q3		Q4		Q1		Q2	
Net Revenues	$	51.8	$	52.4	$	56.0	$	60.7
Growth rate				1.3%		6.9%		8.4%
Gross Margin		9.9		9.6		10.9		11.9
% of revenues		19.1%		18.3%		19.5%		19.6%
Operating Loss	$	(4.7)	$	(4.5)	$	(2.9)	$	(3.4)
% of revenues		-9.1%		-8.6%		-5.2%		-5.6%
Net Income (Loss) Available to Common Shareholders		(14.1)		(30.6)		(4.1)		7.8

Pharmacy Services for Specialty Care

Trailing 12 Months to June 30, 2006

Second Quarter 2006 Highlights

Organic patient growth of 5,000 patients Q1 to Q2 2006

   Over 410,000 patients now served

Revenue of $60.7, a sequential increase of 8.4%

   20% of revenue from Medicare D, up from 15% in 1Q06

   $4.2 million of revenue from direct-to-provider medical supply operations, up from $0.8 million in 1Q06

Gross margin of 19.6%, compared to 19.5% in 1Q06

EPS of $0.12 inclusive of $13.1 million gain on debt
extinguishment

YOY operating loss reduction to $(4.1) million from $(3.5)
million

Nasdaq: FMRX

One-for-ten reverse stock split August 16*

Shares outstanding                                                     6.6 mm

Share price (August 17, 2006)                              $      6.34

Market capitalization                                             $    42.1 mm

Fiscal Year End: Saturday closest to December 31

4-4-5 week retail quarterly calendar

* Ticker change to FMRXD through September 13, 2006

Depth of Experience

Years of

Previous Experience / Affiliations

Name

Title

Exp.

Ed Mercadante
  Pharmacist

Chairman and Chief Executive

Officer

25

Familymeds, Arrow Corporation, APP,

Rite Aid, GNC Medibank, ProHealth

Jim Bologa, CPA

Chief Operating Officer

25

Ernst & Young

Jim Beaumariage
  Pharmacist

SVP, Pharmacy Operations,

22

Familymeds, CVS, CVS/People’s Drug

Gregg Montgomery
  Pharmacist

SVP, Procurement,

25

Familymeds, Rite-Aid, Farmco Ventures,

NeighborCare

Familymeds, Inc.

Valley Medical Supply

Jim Searson, CPA

Chief Financial Officer

20

Daticon, TranSwitch, Katerra, PWC

Allison Kiene
  Pharmacist - Lawyer

VP, General Counsel and Secretary

17

Familymeds, The Stop & Shop Super-

market Company, Stop & Shop
Pharmacy

Leveraging Our Unique Platform Strength

Our Expertise

Specialty & complex treatments

Higher transaction value

Infectious disease

Diabetes

Pain & Oncology

Respiratory

Psychological & mental health

Our Relationships

44 pharmacies at point of care

Inside medical office
buildings/campuses

4,000 doctors on medical
campuses within or near our sites

Medical Supply to MDs

Natural outlet for medical
specialty distribution

Our Patients

> 400,000 chronic and acute
patients

Active patient and clinical
programs:

Greater medication compliance

Medical therapeutic
management (MTM)

Greater specialty drug

pull-through

Our Pharmacies

83 pharmacies in key medical
locations

>3.6M prescriptions

Estimated market opportunity:

$1.3B in pharmacy & medical
supply sales in our existing
locations

Key Investment Takeaways

Unique locations + specialty products model

Platform strength:

Pharmacies + Patients + Relationships + Expertise

Focused specialty pharmacy services for chronic/acute
patients and their physician providers

Favorable competitive metrics and market dynamics

Substantial organic revenue growth in 2006

Reduced operating cost structure

Improving financial condition and capital structure

Outlook:  Modestly EBITDA positive in 3Q06; increasing
positive cash flow in 4Q06

Familymeds Group, Inc.
NASDAQ: FMRX

312 Farmington Avenue, Farmington CT 06032
ph: (860) 676-1222;  fax: (860) 679-9337
www.familymedsgroup.com